UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2020
________________________________________________________________________________________________________________
ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________________________________________

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street,	Richmond,	Virginia	23230
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
_______________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.000% Notes due 2023	MO23A	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets.

As previously disclosed, on April 1, 2020, the U.S. Federal Trade Commission (“FTC”) issued an administrative complaint challenging Altria Group, Inc.’s (“Altria”) investment in JUUL Labs, Inc. (“JUUL”). The FTC has not sought to preliminarily enjoin Altria from converting its non-voting JUUL shares to voting shares. On November 11, 2020, Altria elected to convert its non-voting JUUL shares to voting shares, but pending the outcome of the FTC litigation, does not currently intend to exercise its additional governance rights obtained upon conversion, including the right to elect directors to JUUL’s board, or to vote its JUUL shares other than as a passive investor.

Also as previously disclosed, Altria expects to account for its investment in JUUL under the fair value option. Under this option, Altria’s consolidated statement of earnings will include any cash dividends received from its investment in JUUL and any changes in the fair value of the investment, which will be calculated quarterly. Altria intends to treat quarterly changes in the fair value of the investment as a special item and exclude those changes from its adjusted diluted earnings per share.

In connection with the foregoing, Altria issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated into this Current Report on Form 8-K by reference.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

If and to the extent required by Item 9.01(a) of Form 8-K, Altria intends to file the financial statements of JUUL as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

If and to the extent required by Item 9.01(b) of Form 8-K, Altria intends to file pro forma financial information with respect to the investment in JUUL as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)     Exhibits

99.1	Altria Group, Inc. Press Release, dated November 12, 2020
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and
Associate General Counsel

DATE:    November 12, 2020
3